UMBRELLA AGREEMENT
                           ------------------

      AGREEMENT made as of this May 1, 1996,  among and between CANCER TREATMENT

HOLDINGS, INC. ("CTH"), a Nevada corporation,  CTI OF NEW YORK, INC., a New York corporation  ("CTI"),  both  such  companies  having  their  principal  place of business at 4491 South State Road 7, Suite 200, Fort Lauderdale,  Florida 33314,

and YONKERS RADIATION MEDICAL PRACTICE,  P.C. ("YRMP"),  a New York professional service  corporation,  having  its  principal  place of  business  at 138  South

Broadway, Yonkers, New York.

                              W I T N E S S E T H:
                              - - - - - - - - - -

      WHEREAS,  CTH desires to sell all of its interest in that certain facility for radiation treatment located at 138 South Broadway, Yonkers, New York; and

      WHEREAS, YRMP desires to acquire the aforementioned facility and all ancillary interests; and

      WHEREAS,  the parties desire to have an on-going  relationship in the form of a  consulting  agreement  and a  right  to  participate  together  in  future transactions;

      NOW, THEREFORE, the parties hereby agree as follows:

     1.     Definitions.
            -----------

            (a)   "Affiliate"    means   any   natural   person,    corporation,

unincorporated   organization,    limited   liability   company,    partnership,

association,  joint-stock company,  joint venture,  trust or government,  or any agency or political  subdivision of any government ("Person") which, directly or indirectly, through one or more intermediaries,  controls the subject Person, or any  Person  which  is  controlled  by  or  under  common  control with any such

Person,  or any  partners,  officers or directors of any of the  foregoing.  For purposes  hereof,  "control"  (including the  correlative  terms  "controlling",

"controlled  by", or "under  common  control  with"),  as to any  Person,  means possession,  directly  or  indirectly,  of the  power to  direct  or  cause  the direction of the  management  and policies of that Person,  whether  through the ownership of voting securities or by contract or otherwise.

            (b) "Date of Commencement" shall mean the date on which the Facility is capable of treating its first patient;  and on such date, YRMP shall promptly notify CTH.

            (c) The  "Facility"  shall mean that certain  facility for radiation treatment located at 138 South Broadway, Yonkers, New York.

            (d) "Net Cash Collections"  shall mean total fees collected from the

Facility reduced by refunds, as calculated on a monthly basis, less $41,667.

            (e) The  "Notes"  shall mean the  Turn-Key  Note and the Option Note contemplated by Sections 5 and 6 of the Agreement.

            (f)   The "Sub-sublease" shall mean the sub-sublease as contemplated by Section 2, below.

     2.     Assignment and Assumption of Sublease.  CTI  hereby agrees to  lease
            -------------------------------------
to YRMP and YRMP hereby  agrees to lease from CTI  pursuant to the  Sub-sublease that real property which is currently the subject of a sublease (the "Sublease")

dated May 17,  1995,  between  CTI, as  Sublessee,  and St.  Joseph's  Hospital,

Yonkers, as Sublessor, located at 138 South Broadway, Yonkers, New York. The form of Sub-sublease shall be substantially the same form as that attached hereto as Exhibit "A".

            CTH and CTI  represent  and warrant that a true and complete copy of the Sublease is attached as Exhibit "A" to Exhibit "A",  that the Sublease is in full  force and  effect  and that no  default  by either  party  thereunder  has occurred or is threatened.

            CTI  covenants and agrees that,  upon the  expiration of the seventh year of the  Sub-sublease  (i.e.,  as of April 30,  2003),  CTI shall assign the

Sublease to YRMP,  and YRMP shall be  substituted  for CTI as, and  become,  the

sublessee  thereunder.   Upon  such  event,  YRMP  shall  assume  all  of  CTI's

obligations  and be  entitled  to all of CTI's  rights  and  benefits  under the

Sublease,  including,  but not  limited  to, the right to receive  the  security deposit  referred to in Section 14 of the  Sublease as provided  therein and any rights or options to extend the term of the  Sublease as set forth  therein.  In order to carry out the covenant and  agreement set forth in this  paragraph,  at such expiration (i.e., April 30, 2003), CTI and YRMP shall execute an Assignment and Assumption Agreement substantially in the form of Exhibit "B" hereto.

            CTH and CTI  covenant,  jointly  and  severally,  with YRMP that the

Sublease shall remain in full force and effect and that CTI shall fulfill all of its obligations thereunder until the Sublease is assigned to YRMP as provided in the foregoing paragraph of this Section 2.

            Further,  YRMP  and  its  affiliates, covenant to indemnify and hold harmless CTH from any and all liabilities and claims of any nature whatsoever arising on or after the date hereof and based on events or circumstances that occur on or as of the date hereof,  by reason of that certain  guaranty  made by

CTH dated May 17, 1995, and given in connection with the aforementioned Sublease

(the terms of such indemnification are set forth in Section 11, below), and this agreement by YRMP to indemnify  CTH shall survive for a period of ten (10) years from the date hereof.

     3.  Non-Competition   Agreement.  CTH  and  CTI  hereby  agree  to  certain
         ---------------------------
restrictions  upon certain of their respective  activities for a period of three years from the date hereof as set forth in the form of non-competition agreement attached hereto as Exhibit "C", the aggregate  consideration  for which shall be

$150,000  per annum  payable to CTH on a monthly  basis,  in arrears.  Except as otherwise provided below, the non-competition fee shall be $12,500 per month and payment  thereof shall be made on the fifteenth day of each month with the first such payment  being due on the  fifteenth  day of the  nineteenth  full calendar month after the Date of Commencement, and relating to the eighteenth such month.

Such monthly payments shall continue beyond the three-year term until a total of

$450,000 has been paid. Notwithstanding the foregoing, each such monthly payment

(except  the final  payment)  shall be limited as provided in Section 7, and any cumulative  shortfall  (whether by deferral described above or the limitation of

Section 7) in the total amount of payments due to CTH under this Section 3 shall be added to the final  payment  due on the  seventh  anniversary  of the Date of

Commencement.

     4.  Consulting  Agreement.  YRMP  further  agrees to enter into a five-year
         ---------------------
consulting  agreement with CTH, in the form attached  hereto as Exhibit "D", the consideration for which will be $100,000 per annum,  payable by YRMP to CTH on a monthly basis,  in arrear.  on the 15th day of the month following the month for which such payment is due; provided, however, that the first payment pursuant to this  Section  4 shall  be  made on the  fifteenth  day of the  nineteenth  full calendar month after the Date of Commencement and shall relate to the eighteenth such month.  Such monthly  payments shall continue  beyond the five-year term of the Consulting  Agreement  until the full $500,000 due thereunder has been paid.

Notwithstanding  the  foregoing,  each such  monthly  payment  (except the final payment) shall be limited as provided in Section 7, and any cumulative shortfall

(whether  by deferral  described  above or the  limitation  of Section 7) in the total  amount of payments  due to CTH under this Section 4 shall be added to the final payment due on the seventh anniversary of the Date of Commencement.

      5.  Turn-Key  License  Agreement.  YRMP  agrees to purchase  the  turn-key
          ----------------------------
license  agreement  between Oxford Oncology Group and CTI dated August 10, 1994,

for an  aggregate  amount of  $250,000,  which will be evidenced by a Promissory

Note (the "Turn-Key Note") made by YRMP to the order of CTH substantially in the form  attached  hereto as Exhibit "E". YRMP shall  assume,  as a principal,  all contractual  rights,  guarantees  and  obligations,  as defined in the  turn-key license agreement.

      6. Option  Agreement.  YRMP shall pay CTH an aggregate  amount of $750,000
         -----------------
for a fifteen year option, subject to adjustment as provided in Section 7 below,

to elect to participate as an up to 50% "partner" (or similar relationship) with

CTH or any of its  Affiliates  in any  future  transactions  whereby  CTH or its

Affiliates  establish or operate a radiation  treatment  facility similar to the business presently  contemplated at the Facility;  provided,  however,  that the foregoing  option shall not apply to medical  facilities  currently  operated or under development by CTH's Affiliates in West Palm Beach,  Florida,  Logan, West

Virginia and Lakewood, New Jersey. The payment required in this Section shall be evidenced by a Promissory  Note (the "Option Note") made by YRMP to the order of

CTH, substantially in the form attached hereto as Exhibit "F."

      7. Payments.  The payments to be made to CTH and/or CTI as contemplated in
         --------
Sections 3 through  6,  above,  including  the  payments  for  consulting  fees,

non-competition  fees and payments under the Notes as contemplated  above, shall be subject to the following: Such payments shall be made from, and only from, up to 10% of the Net Cash Collections of the Facility calculated on a monthly basis for the month prior to the month in which  payment is being made.  The  proceeds available from such 10% of Net Cash Collections  shall be paid to satisfy in the following order of priority,  (i) YRMP's  obligations under the  Non-Competition

Agreement, (ii) YRMP's obligations under the Consulting Agreement,  (iii) YRMP's obligations  under the Turn-Key Note, and finally (iv) YRMP's  obligations under the Option Note.

            YRMP  shall  also pay to CTH the amount of  $250,000 in cash or such
                                                        --------
greater  amount  of  actual  expenses  incurred  by CTH in  connection  with the development  of the  Facility,  as YRMP shall agree,  payable in equal,  monthly installments  over a  12-month  period  beginning  on the  fifteenth  day of the seventh full  calendar  month  following the Date of  Commencement.  Such amount shall represent the  reimbursement  of CTH for its expenses  associated with its

development  of  the  Facility,   and  which  amount  shall  also  serve  as  an

unrestricted  deposit  and shall be the  property of CTH and applied as follows;

provided that upon the expiration of the seven-year term of the Notes,  and only
- --------                                                                --------
so long as all of the  contractual  and lease payments to be made by YRMP to CTH
- -------
and/or CTI, as  provided  in Sections 3 and 4, above,  have been made,  then the aforementioned deposit (i.e., $250,000 or the actual amount of approved expenses
                              --------
if greater) will be "credited"  toward the outstanding  principal  amount of and interest owing under the Notes, in the order of priority set forth above in this

Section 7, so that the principal amount of the Turn-Key Note is paid in full, in any event.  If, after such  application,  there is still a balance  owing on the

Option Note,  YRMP shall have the option of paying such Note in full in order to preserve the entire  fifteen (15) year period of the option set forth in Section

6, or of paying only a part or none of such balance,  in which event the term in

Section 6 whereby YRMP is provided a right of  participation  in certain  future transactions  shall  be  adjusted  to  reduce  such  term in  proportion  to the aggregate  of  the amount received by CTH as payments due under the Option Note.

For example,  if the  remaining  balance owed to CTH under the Option Note after the expiration of the seven-year term is $375,000,  then 50% would remain unpaid and the fifteen-year  term of the  "participation  option" of Section 6 would be reduced by 50% (or 7 1/2  years).  To the extent  that the amount of the deposit exceeds the  outstanding  amounts of the  installments of principal and interest due on the Notes at the  expiration of the  seven-year  term thereof,  CTH shall have the right to retain such excess.

     8.  Initial Payment.   YRMP  has  paid to CTH $139,000 in cash prior to the
         ---------------
execution of this Agreement as (LINED OUT- partial -LINED OUT) reimbursement for payment of construction costs for the Facility, receipt of which is acknowledged by CTH.

     9. The Vault. CTH and CTI jointly and severally warrant the construction of
        ---------
the vault (the "Vault") to house  radiation  equipment at the Facility until the earlier to occur of the following events: (i) the equipment is used to treat the first  patient or (ii) the Vault has been tested for leakage and it is confirmed that the Vault is in compliance  with all applicable  Federal and New York State and local laws,  regulations,  codes and standards (the "Applicable  Laws") with respect to construction and radiation shielding (the "Conditions"). CTH shall be responsible  for  testing  the Vault to confirm  that it is in  compliance  with

Applicable  Laws,  and shall pay all costs  associated  with such testing.  YRMP shall provide CTH, its employees,  agents and contractors access to the Facility and the Vault to conduct the required  tests.  Once either of the Conditions has been satisfied, YRMP shall be responsible to assure that the Vault continues to comply with the Applicable Laws and neither CTH nor CTI shall have any further liability with respect to construction or operation of the Vault.

    10.     Assignment  and  Assumption  of Construction Agreement.  CTH  hereby
            ------------------------------------------------------
agrees to Assign to YRMP and YRMP hereby  agrees to assume from CTH that certain

Standard Form of Agreement  between Owner and  Contractor  between CTH and Milio

Construction Co. Inc.

    11.     Indemnification.
            ---------------
            (a)  Indemnity by YRMP.  (1) YRMP shall  indemnify and hold harmless
                 -----------------
CTH and CTI and their respective successors and assigns, against, and in respect of, any and all damages,  claims, losses, and liabilities,  including attorney's fees and costs at the pre-trial, trial and appellate levels, which may arise out of: (i) any breach or  violation of this  Agreement by YRMP;  (ii) any breach of any covenant set forth in Section 2, above; or (iii) any leakage of radiation at the Facility occurring after either of the Conditions has been satisfied.

            (b)  Indemnification by CTH and CTI. CTH and CTI shall,  jointly and
                 ------------------------------
severally, indemnify and hold harmless YRMP, its successors and assigns, against and in respect of, any and all damages, claims, losses or liabilities, including attorney's fees and costs at the pre-trial,  trial and appellate  levels,  which may arise out of: (i) any breach or violation of this  Agreement by either of or both of them; or (ii) any leakage of radiation at the Facility  occurring before either of the Conditions has been satisfied.

            (c)  Notice of Claim.  Upon obtaining  knowledge thereof,  the party
                 ---------------
seeking indemnification  hereunder (the "Indemnitee") shall promptly notify YRMP or CTH and CTI  (the  "Indemnitor")  in  writing  of any  damage,  claim,  loss,

liability or expense which the Indemnitee has determined has given or could give rise to a claim under  subsections  (a) or (b) of this Section 11 (such  written notice being hereinafter  referred to as a "Notice of Claim"). A Notice of Claim shall specify, in reasonable detail, the nature of any such claim giving rise to a right of indemnification.

            (d)  Defense of Third  Party  Claims.  With  respect to any claim or
                 -------------------------------
demand  set forth in a Notice of Claim  relating  to a third  party  claim,  the

Indemnitor shall defend,  in good faith and at its sole expense,  any such claim or demand, and the Indemnitee shall have the right to participate in the defense of any such third party claim.  So long as the  Indemnitor  is defending in good faith any such third party claim,  the Indemnitee shall not settle or compromise such third party claim. The Indemnitee shall make available to the Indemnitor or its representatives  all records and other materials  reasonably required by the

Indemnitor for its use in contesting  any third party claim and shall  cooperate fully with the  Indemnitor in the defense of all such claims.  If the Indemnitor does not so elect to defend any such third party claim, Indemnitee shall have no obligation to do so.

            (e)   Limitation  on  Claims.  In  case  any event shall occur which
                  ----------------------
would otherwise entitle either party to assert a claim for indemnification hereunder, no loss, damage or expense shall be deemed to have been sustained by such  party to the  extent of (a) any tax  savings  realized  by such party with respect thereto,  or (b) any proceeds  received by such party from any insurance policies with respect thereto.  No Indemnitee shall be required to institute any insurance  claim or exhaust  any  remedies  against any  insurance  carrier as a condition to claiming or obtaining indemnification hereunder.

    12.     Miscellaneous.
            -------------
            (a) Waiver. Any term or provision of this Agreement may be waived at
                ------
any time by the party  entitled to the benefit  thereof by a written  instrument duly executed by such party.

            (b) Entire  Agreement.  This  Agreement,  along with the  agreements
                -----------------
attached hereto as Exhibits "A" - "F", contains the entire  understanding of the parties hereto with respect to the transactions contemplated hereby, and may not be amended,  modified or altered,  except by an instrument in writing  signed by the party against whom such  amendment,  modification or alteration is sought to be enforced.

            (c) Governing Law. This Agreement shall be construed and interpreted
                -------------
in accordance with the laws of the State of New York.

            (d) Binding Effect.  This  Agreement  shall  bind  and  inure to the
                --------------
benefit  of  the  parties  hereto  and  their   respective   heirs,   executors,

administrators, successors and assigns.

            (e) Expenses.  Each party shall pay and be responsible for the costs
                --------
and expenses, including, without limitation, attorney's fees, incurred by such party in connection with the negotiation, preparation and execution of this

Agreement and the transactions contemplated hereby.

            (f)  Arbitration.  If a dispute arises out of this Agreement and the
                 -----------
parties  cannot  resolve the dispute  through  negotiation,  the dispute will be settled by arbitration. Unless otherwise mutually agreed to between the parties,

the arbitration  shall be conducted in accordance with the rules and regulations of the American Arbitration  Association then in effect. Such arbitration may be initiated by any party by making a written  demand for  arbitration on the other party.  The demand  shall  contain a statement  setting  forth the nature of the dispute, the amount of damages involved,  if any, and the remedy sought.  Within ten (10) days of that  demand,  each party will  appoint a mutually  agreed upon arbitrator.  If the parties are unable to agree upon an arbitrator within thirty

(30)  days or  such  demand,  the  matter  shall  be  arbitrated  by  three  (3)

individuals  in which case each party hereto shall select an arbitrator  and the third arbitrator and chairman or the arbitration  panel shall be selected by the first two arbitrators  chosen, or if they are unable to agree within thirty (30)

days of the selection of the third arbitrator, the third arbitrator and chairman shall be  appointed  by the American  Arbitration  Association.  Judgment on the

award  rendered  by  the   arbitrators  may  be  entered  by  any  court  having

jurisdiction  thereof.  The cost of arbitration  shall be shared equally between the parties.

            (g) No Rights to  Others.  Nothing  herein  contained  or implied is
                --------------------
intended or shall be  construed  to confer  upon or give to any person,  firm or corporation, any rights other than the parties hereto.

            (h) Notices. All notices, requests, demands and other communications
                -------
required or  permitted  to be given  hereunder  shall be in writing and shall be deemed to have been duly given when personally delivered, sent by facsimile with a hard copy sent by U.S.  Mail, or when delivered by private  overnight  courier service.  e.g., Federal Express,  to the party at the address set forth below or to such other  address as either  party may from time to time give  notice of in accordance with the provisions hereof.

      If to CTH or CTI:       Cancer Treatment Holdings, Inc.
                              4491 South State Road 7
                              Suite 200
                              Fort Lauderdale, Florida 33314
                              Attention:  Ullrich Klamm, Ph.D.
                              Facsimile:  (305)  321-9588

      If to YRMP:             Yonkers Radiation Medical Practice, P.C.
                              138 South Broadway
                              Yonkers, New York ___________
                              Attention: President
                              Facsimile: _________________________

      With a copy to:         Radiation Therapy Regional Center
                              1850 Boy Scout Drive
                              Suite 101A
                              Fort Myers, Florida 33907
                              Attention: G. David Schiering, Esq.
                              Facsimile: (941) 936-2683


            (i) Counterparts.  This Agreement may be executed  simultaneously in two counterparts,  each of which shall be deemed an original,  but both of which together shall constitute one and the same agreement, binding upon both parties hereto, notwithstanding that both parties are not signatories to the original or the same counterpart.

      IN WITNESS WHEREOF,  the parties have caused this Umbrella Agreement to be executed as of the day and year first above written.

                                          CANCER TREATMENT HOLDINGS, INC.


                                          By: /s/Ullrich Klamm Ph.D.
                                            -----------------------------


                                          CTI OF NEW YORK, INC.


                                          By: /s/Ullrich Klamm Ph.D.
                                            -----------------------------




                                          YONKERS RADIATION MEDICAL
                                            PRACTICE, P.C.


                                          By: /s/Daniel Dosoretz
                                            -----------------------------

                              SCHEDULE OF EXHIBITS
                              --------------------


      Exhibit "A"       -     Sub-Sublease

      Exhibit "B"       -     Assignment and Assumption of Lease
                                    Agreement

      Exhibit "C"       -     Non-Competition Agreement

      Exhibit "D"       -     Consulting Agreement

      Exhibit "E"       -     Turn-Key Note

      Exhibit "F"       -     Option Note

                                 SUB-SUBLEASE
                                 ------------

      THIS  SUB-SUBLEASE, made as of this 14th day of May,  1996, by and between
                                          ----
CTI OF NEW YORK, INC., a New York  Corporation  ("CTI"),  and YONKERS  RADIATION

MEDICAL PRACTICE,  P.C. ("YRMP"),  a New York corporation,  having its principal place of business at, 138 South Broadway, Yonkers, New York.

                             W I T N E S S E T H:
                             --------------------

      WHEREAS,  CTI hereby represents and warrants that it has sublet the ground floor of the  building  located at 138 South  Broadway,  Yonkers,  New York (the

"Premises")  pursuant to that certain  Sublease (the  "Sublease")  dated May 17,

1995,  by and  between St.  Josephs  Hospital,  Yonkers  (the  "Sublessor"),  as

Sublessor and CTI of New York,  Inc., as Sublessee,  a copy of which Sublease is attached hereto as Exhibit "A"; and

      WHEREAS,  CTI  represents and warrants that said Sublease is in full force and effect and that no defaults  thereunder have occurred or, to the best of its knowledge, are threatened; and

      WHEREAS,  YRMP  desires to  sub-sublet  the Premises and CTI is willing to sub-sublet  the  Premises to YRMP on the terms and  conditions  hereinafter  set forth; and

      WHEREAS,  CTI has deposited  with Sublessor the sum of $10,000 as security for performance of its obligations under the Sublease.

      NOW, THEREFORE,  CTI, for and in consideration of the rents, covenants and agreements  hereinafter  contained  on the  part of YRMP to be  paid,  kept  and performed, does  hereby  sub-sublet  and demise unto YRMP, and YRMP hereby takes









                                   EXHIBIT "A"
and hires  from CTI,  the  Premises  together  with all  personal  property  and fixtures now installed or to be installed at the Premises,

      TO HAVE AND TO HOLD the same unto YRMP,  its  successors and assigns for a term to  commence  on May __,  1996 (the  "Commencement  Date") and to expire on

April 30, 2003, subject to the Sublease and upon the rentals,  terms,  covenants and conditions hereinafter set forth,

      AND CTI and YRMP hereby further agree as follows:

                                RENTAL PAYMENTS
                                ---------------

     1.     The recitals set forth above are true and correct and are

hereby incorporated into this Sub-sublease by reference.

     2.     YRMP covenants and agrees  to  pay  CTI an  annual  base  rental  of

$139,677.50  for the first  year of the term  hereof  payable  in equal  monthly installments of $11,639.79,  plus sales tax, if any, which installments shall be payable  to CTH  monthly,  in advance on or before the 1st day of each month for which the rent is otherwise due.  YRMP's  obligations to commence shall begin on the Commencement Date with CTI remaining  responsible for its obligations to pay rent under the Sublease attached hereto as Exhibit "A". The annual base rent due and  payable  hereunder  in the  second  through  seventh  years is set forth on

Schedule "A" attached hereto and made a part hereof.

     3.     YRMP  shall  not  be  responsible for the payment of any real estate taxes or assessments, or any portion of any such real estate taxes or assessments during the term of this Sub-sublease. YRMP will, however, be solely responsible for the payment of all utilities,  including  metered water charges,

to that portion of the Premises occupied by YRMP.

                             TERMS AND CONDITIONS
                             --------------------

     4. This  Sub-sublease is subject to the terms,  provisions and covenants of that certain  Sublease  (see Exhibit "A") dated May 17, 1995, by and between St.

Josephs Hospital,  Yonkers as Sublessor and CTI of New York, Inc., as Sublessee,

and  YRMP  shall  hereby  enjoy  all  of  the  benefits  and  assume  all of the obligations of CTI set forth therein.

     5.  Notwithstanding  the  provisions  of  paragraph  4,  above,  CTI hereby reserves the right for itself and for 138/Fourth  Avenue Corp., as Landlord (the

"Landlord"),  under that certain Lease dated December 1994 (the "Lease"), a copy of which is attached  hereto as Exhibit "B", to enter the  Premises,  said right inuring to the benefit of the Landlord as well as to CTI.

     6. With respect to any work, services, repairs, repaintings and restoration or the  performance  of other  obligations  required of the  Landlord  under the

Lease,  CTI's sole obligations with respect thereto shall be to request the same upon the request of YRMP and to use its best efforts to obtain the same from the

Landlord.

     7. Each  party  hereto  agrees to  perform  and  comply  with the terms and provisions,  covenants and conditions of the Lease and the Sublease,  and not to do, suffer or permit anything to be done that would result in a default or cause the Sublease and/or the Lease to be terminated or forfeited.

     8. In connection with any alterations desired to be made by YRMP, the terms of the Lease shall  apply.  In addition,  YRMP shall also obtain  CTI's  written consent  prior to making any such  alterations,  which consent CTI agrees to not unreasonably withhold.

     9. Absent the prior  written  approval of CTI,  YRMP shall have no right to assign or transfer its interest  under this  Sub-sublease  to any third party or entity not affiliated,  controlled,  managed,  owned by, or under common control with, YRMP.

    10. If YRMP shall  fail to pay the rent as  provided  herein,  then CTI may,

unless YRMP shall have cured such default  within 10 days after  written  notice thereof  from CTI,  exercise  any of the  remedies of the  Landlord set forth in

Paragraphs  17, 18 and 19 of the  Lease,  and YRMP  shall  remain  liable to the extent provided therein.

    11. YRMP  may  use  the  Premises  solely  for  the  purposes  identified in

Paragraph 45 of the Lease.

    12. CTI's rights under the Sublease and the Lease  (excepting  rights as are personal to CTI) may be  enforceable  against the  Sublessor and the Landlord by

YRMP on  behalf of CTI;  provided,  however,  that YRMP  shall  advise  CTI,  in writing, before taking any action to enforce such rights.

    13. YRMP   agrees and  covenants  to protect,  indemnify  and hold CTI,  its agents,  officers,  employees and  affiliates  harmless from any and all claims,

suits liability and damages or expenses,  including legal fees and costs, at the pre-trial, trial and appellate levels, by reason of any injury or injuries sustained by anyone or to the Premises, including injuries caused by leakage of radiation  arising  during the term of this  Sub-sublease  or  occurring  during

YRMP's use and occupancy of the Premises.

    14.  During the term of this  Sub-sublease  or any extension  thereof,  YRMP shall  maintain,  at its sole cost and  expense,  property  damage and  personal liability  insurance,  which  policies  name CTI,  Sublessor  and Landlord as an additional  insured.  Said policies shall provide personal injury coverage of at lease  $3,000,000 in the aggregate and $1,000,000 per  individual,  and $500,000 for property damage. Said insurance limits have been agreed to by CTI based upon

YRMP's  representation  that it  will  require  all  physicians  working  at the

Premises  to carry  their own  individual  insurance  with  personal  injury and property  damage  coverage of no less than those amounts  provided  under YRMP's insurance policies. Each of said policies shall also provide that CTI, Sublessor and  Landlord  be  notified  in  writing  by the  insurer  30 days  prior to any cancellation  or  termination  of said  policies.  In the  event  YRMP  fails to maintain such coverage during the term of this Sub-sublease, CTI may, but is not required to, obtain such insurance coverage, the cost of which shall be paid for by YRMP as  additional  rent.  A  certificate(s)  of  insurance  confirming  the placement of the insurance  required by this Sub-sublease  shall be delivered to

CTI,  Sublessor and Landlord prior to the Commencement Date hereof.  YRMP hereby releases  CTI,  to the  extent  of its  insurance  coverage,  from  any  and all liability for any loss or damage caused by fire or any of the extended coverage casualties or any other casualty insured against, even if such fire or other casualty  shall be  brought  about by the  fault or  negligence  of CTI,  or any persons claiming under CTI,  provided,  however,  this release shall be in force and effect only with respect to loss or damage occurring during such time as the

YRMP's policies of fire and extended  coverage  insurance shall contain a clause to the effect that this release  shall not affect such  policies or the right of the YRMP to recover thereunder.  YRMP agrees that its fire and extended coverage insurance  policies  shall  include  such  a  clause  so  long  as the  same  is obtainable.  Except as provided in this paragraph,  nothing in the  Sub-sublease contained  shall be deemed to release  either party  thereto from  liability for damages  resulting  from the fault or  negligence of said party or its agents or from responsibility for repairs  necessitated  thereby or by any default thereof hereunder.

    15. Any notices or demands to be given  pursuant to the Lease,  the Sublease or this  Sub-sublease,  shall be sent to CTI and/or YRMP at the addresses  above set forth, or at such other addresses as either party shall designate by written notice given to the other party in conformity herewith.

    16. YRMP shall  deposit with CTI the sum of $10,000 as security for the full and faithful  performance by YRMP of all of the terms,  covenants and conditions of this  Sub-sublease.  CTI will  assign to YRMP its right to  recover  from the

Sublessor the security  deposit that CTI deposited  with the  Sublessor,  if the

Sublease is assigned to YRMP. If the Sublease is not assigned to YRMP, YRMP's security deposit under this Sub-sublease shall be applied in accordance with the provisions of the Sublease and to the extent Sublessor  withholds CTI's deposit,

CTI will withhold YRMP's deposit.  To the extent Sublessor  returns the whole or any portion of CTI's deposit to CTI, CTI will return such amounts to YRMP at the expiration  of the term of the  Sub-sublease;  provided  that YRMP has fully and faithfully  performed  all  of  the  terms  covenants  and  conditions  of  this

Sub-sublease.

    17. This Sub-sublease shall be construed and enforced in accordance with the laws of the  State of New York.  This  Sub-  sublease  may only be  modified  or changed by a written agreement signed by both CTI and YRMP.

      IN WITNESS  WHEREOF,  the parties hereto have caused this Sub- sublease to be executed as of the day and year first above written.

WITNESSES:                                SUB-SUBLESSOR:

                                          CTI OF NEW YORK, INC.

 /s/ Indistinguishable                    By: /s/Ullrich Klamm Ph.D.
- ------------------------------               -----------------------------

/s/ Indistinguishable                     Its: President
- ------------------------------                ----------------------------

                                          SUB-SUBLESSEE:


                                          YONKERS RADIATION MEDICAL
                                            PRACTICE, P.C.




/s/ Indistinguishable                     By: /s/Daniel Dosoretz
- ------------------------------               -----------------------------

/s/ Indistinguishable                     Its: President
- ------------------------------                ----------------------------

STATE OF FLORIDA  )
                  ) SS:
COUNTY OF LEE     )

      BEFORE ME, the undersigned authority, personally  appeared  ULLRICH KLAMM,
                                                                 --------------
as  PRESIDENT  of  YONKERS RADIATION MEDICAL PRACTICE, P.C.,  who  is personally
    ---------
known to me or who has produced  DANIEL DOSORETZ  as identification, and  he/she
                                 ---------------
stated   that  he/she   executed   the  within  instrument  on  behalf  of  said

corporation voluntarily for the purposes set forth therein.

      WITNESS my hand and official seal, this 14th day of May, 1996.
                                              ----

/s/Maria Margarita Suarez
- -------------------------------           -------------------------------
Notary Public, State of Florida           (Print, type or stamp
  At Large                                  commissioned name of
                                            Notary  Public) 2/26/00

                                                                SEAL



STATE OF          )
                  ) SS:
COUNTY OF         )


      BEFORE ME, the undersigned authority, personally  appeared  ULLRICH KLAMM,
                                                                 --------------
as  PRESIDENT  of  CTI OF NEW YORK, INC.,  who  is personally known to me or who

has  produced                       as  identification,  and he/she  stated that
              ---------------------
he/she executed the within instrument on behalf of said corporation  voluntarily for the purposes set forth therein.


      WITNESS my hand and official seal, this 14th day of May, 1996.
                                              ----

/s/Maria Margarita Suarez
- -------------------------------           -------------------------------
Notary Public, State of Florida           (Print, type or stamp
  At Large                                  commissioned name of
                                            Notary  Public) 2/26/00

                                                                SEAL

                 SCHEDULE A TO SUB-SUBLEASE DATED MAY __, 1996




                      SUBLESSEE'S RENT - YEARS 2 THROUGH 7
                      ------------------------------------




YEAR                    PER YEAR RENT                       PER MONTH RENT
- ----                    -------------                       --------------


 2                      $143,171.25                         $11,930.94

 3                      $146,840.31                         $12,236.69

 4                      $150,692.12                         $12,557.68

 5                      $154,737.02                         $12,894.75

 6                      $158,983.72                         $13,248.64

 7                      $163,442.38                         $13,620.20

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

            CTI OF NEW YORK, INC., a New York corporation ("Assignor") in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns, transfers, sets over and conveys to YONKERS RADIATION MEDICAL PRACTICE, P.C., a New York corporation ("Assignee"), having its principal place of business at, 138 South Broadway, Yonkers, New York, all of Assignor's right, title and interest in and to that certain Sublease (the "Sublease") dated May 17, 1995, by and between St. Josephs Hospital, Yonkers (the "Sublessor"), as sublessor and CTI of New York, Inc., as sublessee, a true and complete copy of which Sublease, together with all amendments thereto, if any, are attached hereto as Exhibit "A", and in any and all security deposits thereunder in the possession of the Sublessor.

            Assignor represents and warrants that:

            (a) Assignor is the sole owner of all of the sublessee's right, title and interest in and to the Sublease; and

            (b) The Sublease is valid and enforceable and has not been altered, modified or amended, except as disclosed to Assignee in Exhibit "A."

            Assignee hereby accepts the foregoing Assignment and agrees to assume, fulfill, perform and discharge all the various commitments, obligations and liabilities of Assignor under and by virtue of the Sublease hereby assigned, and does hereby agree to defend, indemnify and hold harmless Assignor from any liability, damages, causes of actions, expenses and attorneys' fees incurred by Assignor by reason of the failure of Assignee from and after the effective date hereof to fulfill, perform and discharge all of the various commitments, obligations and liabilities of Assignor under and by virtue of the Sublease assigned hereunder.

            IN WITNESS  WHEREOF,  Assignor has  executed  this  Assignment  this
14th  day of      May , 1996, which Assignment is effective this date.
- -----        --------- -----
                                          ASSIGNOR:
WITNESSES:
                                          CTI OF NEW YORK, INC.


 /s/Indistinguishable                     By: /s/Ullrich Klamm Ph.D.
- -------------------------------              -----------------------------

/s/Indistingushable                       Its: President
- -------------------------------               ----------------------------







                                  EXHIBIT "B"

                                          ASSIGNEE:

                                          YONKERS RADIATION MEDICAL
                                            PRACTICE, P.C.


/s/Indistingushable                       By: /s/Daniel Dosoretz
- -------------------------------              -----------------------------

/s/Indistingushable                       Its: President
- -------------------------------               ----------------------------








STATE OF  FLORIDA )
                  ) SS:
COUNTY OF LEE     )

      BEFORE ME, the undersigned authority, personally appeared DANIEL DOSORETZ,
                                                                ---------------
as   PRESIDENT  of YONKERS RADIATION MEDICAL PRACTICE, P.C., who  is  personally
   ------------
known to me or who has produced                           as identification, and
                                ------------------------
he/she  stated  that he/she  executed  the within  instrument  on behalf of said corporation voluntarily for the purposes set forth therein.

      WITNESS my hand and official seal, this 14th  day of May, 1996
                                              ----        ----  ----


/s/Maria Margarita Suarez
- -------------------------------           -------------------------------
Notary Public, State of Florida           (Print, type or stamp
  At Large                                  commissioned name of
                                            Notary Public)

                                                                 SEAL

STATE OF FLORIDA  )
                  ) SS:
COUNTY OF LEE     )

      BEFORE ME, the undersigned authority, personally appeared   ULLRICH KLAMM,
                                                                ---------------
as PRESIDENT     of CTI OF NEW YORK, INC., who is  personally known to me or who
   -------------
has produced                               as identification, and he/she stated
             -----------------------------
that  he/she  executed  the  within  instrument  on behalf  of said  corporation voluntarily for the purposes set forth therein.

      WITNESS my hand and official seal, this 14th  day of May, 1996
                                              ----        ----  ----



/s/Maria Margarita Suarez
- -------------------------------           -------------------------------
Notary Public                             (Print, type or stamp
                                            commissioned name of
                                            Notary Public)

                                                                 SEAL

                           NON-COMPETITION AGREEMENT

      FOR VALUABLE  CONSIDERATION,  the receipt and adequacy of which are hereby acknowledged,  and in  connection  with  an  Agreement  among  CANCER  TREATMENT

HOLDINGS, INC. ("CTH"), CTI OF NEW YORK, INC. ("CTI," and together with CTH, the

"First Party") and YONKERS RADIATION MEDICAL PRACTICE,  P.C.  ("YRMP"),  of even date herewith,  the  undersigned  First Party hereby agrees with YRMP not to (1)

engage in the  development  or  ownership of (except as holder of less than five percent  (5%) of the  shares  of a  corporation  listed  on a  recognized  stock exchange,  or  traded  over the  counter,  if  price  quotations  are  regularly published  in the  Wall  Street  Journal),  or (2)  serve as an  employee  of or independent contractor for the provision of medical administrative  services to,

any entity or facility  which  engages in the  provision  of  radiation  therapy services (the "Prohibited  Activity"),  for a period of three (3) years from the date hereof,  anywhere in Westchester or the Bronx,  New York either directly or indirectly, as a partner, owner, agent,  representative,  officer,  director, or shareholder;  provided,  however,  that  the  First  Party  may  engage  in  the

Prohibited  Activity  with the Albert  Einstein  College of  Medicine-Montefiori

Medical Center,  located at 3301 Bainbridge Avenue, Bronx, New York. (LINED OUT-

or any venture in such  geographical  area so long as the First Party offers the

Second Party a right of first refusal of at least a 50% interest with respect to

any such venture.-LINED OUT)   The  parties  acknowledge that  a  breach of this













                            EXHIBIT "C"
covenant may not be fully  compensable by money damages and that  therefore,  in the event of a breach or anticipated breach, YRMP, its successors and assigns or its/their  designee shall be entitled to injunctive relief as well as such other remedies as may be available at law or in equity.

      This  instrument  shall be binding upon the First Party and its successors and  assigns,  and shall  inure to the  benefit of YRMP and its  successors  and assigns.

      DATED this 14th  day of May, 1996.
                ------

Attest:                                   CTI of NEW YORK, INC.


 /s/Indistinguishable                     By: /s/Ullrich Klamm Ph.D.
- -------------------------------              -----------------------------

/s/Indistinguishable                      Its: President
- -------------------------------               ----------------------------



                                          CANCER TREATMENT HOLDINGS, INC.



/s/Indistinguishable                      By: /s/Ullrich Klamm Ph.D.
- -------------------------------              -----------------------------

/s/Indistinguishable                      Its: President
- -------------------------------               ----------------------------




                                          YONKERS RADIATION MEDICAL
                                            PRACTICE, P.C.


/s/Indistinguishable                      By:  Daniel Dosoretz
- -------------------------------              -----------------------------

/s/Indistinguishable                      Its: President
- -------------------------------               ----------------------------

                              CONSULTING AGREEMENT
                              --------------------

      THIS CONSULTING AGREEMENT (the  "Agreement") is entered into this 14th day
                                                                        ----
of May, 1996, between CANCER TREATMENT HOLDINGS, INC., a Nevada corporation (the

"Consultant")  and  YONKERS  RADIATION  MEDICAL  PRACTICE,   P.C.,  a  New  York

professional corporation ("YRMP").

                              W I T N E S S E T H:
                              --------------------

      WHEREAS,  YRMP has acquired from Consultant's  affiliate an opportunity to create and operate a radiation  therapy  center  located at 138 South  Broadway,

Yonkers, New York (the "Facility"); and

      WHEREAS,  Consultant has experience in managing  radiation therapy centers which experience YRMP wishes to utilize; and

      WHEREAS,  YRMP and  Consultant  each  desire  to  agree  on terms  whereby

Consultant  will  provide  consulting  services to YRMP in  connection  with the operation of the Facility;

      NOW, THEREFORE, it is mutually agreed between the parties as follows:

      1.  Consulting  Services.  YRMP hereby engages  Consultant to provide YRMP
          --------------------
with  consulting  services in  connection  with the  operation of the  Facility.

Representatives  of  Consultant  shall be available  to consult  with YRMP,  its agents, employees and other personnel,  approximately forty (40) hours per month during the term of this Agreement.  Consultant shall provide YRMP with advice at such times as are mutually agreeable to the parties with respect to operation of the  Facility,  which  shall  include, but not be limited to, advice  concerning










                                   EXHIBIT "D"
management of the Facility,  insurance  claim  processing,  medical and clinical management  affairs and management of personnel.  Representatives  of Consultant shall be available to render the consulting  services required hereunder at such times during the week as are  reasonably  necessary to comply with YRMP's normal business  operations at the Facility.  Availability by telephone and use of mail shall satisfy Consultant's obligations with respect to availability.  Consultant shall not be required to render services outside  Westchester  County, New York,

or Consultant's principal office in the State of Florida.  Consultant may engage

in  other   businesses,   except  as  expressly   prohibited   by  that  certain

Noncompetition  Agreement,  of even date herewith among  Consultant,  CTI of New

York, Inc. and YRMP.

      2.  Compensation.  YRMP shall pay Consultant  for its consulting  services
          ------------
hereunder,  EIGHT  THOUSAND  THREE HUNDRED  THIRTY THREE AND 33/100  ($8,333.33)

DOLLARS per month for each month during the term of this  Agreement,  payable in arrears on or before the  fifteenth  day of each  calendar  month  following the month for which such payment is due; provided,  however,  that the first payment
                                     ------------------
pursuant to this Agreement  shall be made on the fifteenth day of the nineteenth full  calendar  month  after the Date of  Commencement  and shall  relate to the eighteenth  such month.  Such monthly  payments shall continue beyond the 5-year term hereof until the $500,000 due  hereunder  has been paid in full.  Each such monthly payment, except the final such payment, shall  be limited as provided in

Sections 4 and 7 of that certain Umbrella  Agreement of even date herewith among

Consultant, CTI and YRMP.

      3.    Independent Contractor. In performing the services herein specified,
            ----------------------
Consultant  shall  act  as  an  independent   contractor  and  shall  be  solely

responsible  for the payment of all  applicable  federal,  state and local taxes with respect to amounts  received by Consultant  from YRMP under this Agreement.

YRMP shall have no obligation to withhold any taxes from such payments  pursuant to Section 2 of this Agreement.

      4.    Assignment.   Consultant  may  not  assign  any  of  its  rights  or
            ----------
obligations under this Agreement, except to an affiliate of Consultant,  without the express written  consent of YRMP,  which consent may be withheld in its sole discretion.

      5.    Term.  This  Agreement shall  remain in full force and effect  for a
            ----
period of five (5) years  from and after the date  first  above  written  unless terminated earlier pursuant to Section 6 hereof.

      6.    Termination.
            -----------
            (a) YRMP may terminate  this Agreement upon the occurrence of either of the following events (subject to Subsection (c), below):

                  (1)   If Consultant substantially defaults in  the performance

of any material covenant, agreement, term or provision of this Agreement;

                  (2)   If Consultant declares bankruptcy or materially defaults

on any of its obligations under any other agreement related to or in connection with the transaction contemplated hereby.

            (b) Consultant  may terminate  this Agreement if YRMP  substantially defaults  in the  performance  of any  material  covenant,  agreement,  term  or provision contained in this Agreement (subject to Subsection (c), below).

            (c) Upon the  occurrence  of any of the foregoing and as a condition

to  any   termination  of  this   Agreement  by  either  of  the  parties,   the

non-defaulting  party  shall  be  required  to  provide  written  notice  to the defaulting party of the particular event of default.  The defaulting party shall thereafter have thirty (30) business days within which to cure said default.  If the  defaulting  party shall not have cured said default within said thirty (30)

business  days,  then,  at the  option  of the  non-defaulting  party  and  upon providing  further written notice to the defaulting  party, this Agreement shall terminate as of the date of such further notice.

      7. Confidentiality. During the term of this Agreement, and for a period of
         ---------------
three (3) years  thereafter,  Consultant  agrees  to hold  confidential  and not disclose to others for any reason,  or use for  Consultant's  own  benefit,  any confidential  information  about YRMP's  business  learned while  performing its services  hereunder,  except  as  required  by law to  disclose  as  part of any proceeding  involving the parties,  or which becomes a part of the public domain through no fault of Consultant.

      8.    Miscellaneous.
            -------------
            (a)  Non-Waiver. No delay or failure by either party to exercise any
                 ----------
right  under this  Agreement,  and no partial or single  exercise of that right,

shall constitute a waiver of that or any other right.

            (b)  Entire   Agreement.   This   Agreement   contains   the  entire
                 ------------------
understanding   of  the  parties   hereto  with  respect  to  the   transactions

contemplated hereby, and may not be amended,  modified or altered,  except by an instrument  in  writing  signed  by  the  party  against  whom  such  amendment,

modification or alteration is sought to be enforced.

            (c)  Governing  Law.   This  Agreement   shall   be  construed   and
                 --------------
interpreted in accordance with the laws of the State of New York.

            (d)  Change in Law.  If any  change  occurs in any  applicable  law,
                 -------------
regulation or statute adopted after the date hereof which renders this Agreement or any  material  provision  hereof  unlawful or in  contravention  of such law,

regulation  or statute,  the parties  hereby agree to negotiate in good faith to enter into such arrangement which complies with such law, regulation or statute,

and which law,  regulation or statute  upholds the rights and obligations of the parties as provided herein.

            (e)  Binding Effect.  This Agreement  shall  bind  and  inure to the
                 --------------
benefit  of  the  parties  hereto  and  their   respective   heirs,   executors,

administrators, successors and assigns.

            (f)  Arbitration.  If a dispute arises out of this Agreement and the
                 -----------
parties  cannot  resolve the dispute  through  negotiation,  the dispute will be settled by arbitration. Unless otherwise mutually agreed to between the parties,

the arbitration  shall be conducted in accordance with the rules and regulations of the American Arbitration  Association then in effect. Such arbitration may be initiated by any party by making a written  demand for  arbitration on the other party.  The demand  shall  contain a statement  setting  forth the nature of the dispute, the amount of damages involved,  if any, and the remedy sought.  Within ten (10) days of that  demand,  each party will  appoint a mutually  agreed upon arbitrator.  If the parties are unable to agree upon an  arbitrator,  the matter shall be arbitrated by three (3) individuals  within 30 days of such demand,  in which case each party hereto shall select an arbitrator and the third arbitrator and  chairman  of the  arbitration  panel  shall be  selected  by the  first two arbitrators chosen or if they are unable to agree within thirty (30) days of the selection of the third  arbitrator,  the third  arbitrator and chairman shall be appointed  by the  American  Arbitration  Association.  Judgment  on  the  award rendered  by the  arbitrators  may be entered by any court  having  jurisdiction thereof. The cost of arbitration shall be shared equally between the parties.

            (g)   No Rights to Others.  Nothing  herein  contained or implied is
                  -------------------
intended or shall be construed to confer upon or give to any person, firm or corporation any rights, other than the parties hereto.

            (h) Notices. All notices, requests, demands and other communications
                -------
required or  permitted  to be given  hereunder  shall be in writing and shall be deemed to have been duly given when personally delivered, sent by facsimile with a hard copy sent by U.S.  Mail,  or by private  overnight  mail  service.  e.g.,

Federal  Express,  to the party at the  address set forth below or to such other address as either party may from time to time give notice of in accordance  with the provisions hereof.

      If to CTH:              Cancer Treatment Holdings, Inc.
                              4491 South State Road 7
                              Suite 200
                              Fort Lauderdale, Florida 33314
                              Attention:  Ullrich Klamm, Ph.D.
                              Facsimile:  (305)  321-9588

      If to YRMP:             Yonkers Radiation Medical Practice, P.C.
                              138 South Broadway
                              Yonkers, New York ____________
                              Attention: _______________, President
                              Facsimile:_________________________

      With a copy to:         Radiation Therapy Regional Center
                              1850 Boy Scout Drive
                              Suite 101A
                              Fort Myers, Florida 33907
                              Attention: G. David Schiering, Esq.
                              Facsimile: (941) 936-2683

            (i) Counterparts.  This Agreement may be executed  simultaneously in
                ------------
two counterparts,  each of which shall be deemed an original,  but both of which together shall constitute one and the same agreement,  binding upon both parties hereto, notwithstanding that both parties are not signatories to the original or the same counterpart.

      IN WITNESS WHEREOF, the parties have caused this Agreement to executed as of the day and year first above written.

                                          CANCER TREATMENT HOLDINGS, INC.


                                          By:/s/Ullrich Klamm Ph.D.
                                             ----------------------------
                                          Its: President
                                              ---------------------------


                                          YONKERS RADIATION MEDICAL
                                            PRACTICE, P.C.


                                          By:  /s/Daniel Dosoretz
                                             ----------------------------

                                          Its: President
                                              ---------------------------

                                  TURN-KEY NOTE
                                  -------------

$250,000                                                       May 14     , 1996
 -------                                                       -----------



      FOR VALUE RECEIVED, the undersigned, YONKERS RADIATION MEDICAL PRACTICE, P.C. maintaining a place of business at 138 South Broadway, Yonkers, New York (hereinafter call the "Maker"), promises to pay to the order of CANCER TREATMENT HOLDINGS, INC., a Nevada corporation, with its principal place of business at 4491 South State Road Seven, Fort Lauderdale, Florida 33314 (hereinafter called the "Payee"), at the Payee's aforementioned address, or at such other place as the Payee may designate in writing to the Maker, in lawful money of the United States of America, the principal sum of TWO HUNDRED FIFTY THOUSAND ($250,000) DOLLARS, together with 11-1/4% simple interest calculated on the basis of a 365-day year and the actual number of days elapsed, which principal along with accrued interest thereon shall be paid in sixty-six (66) equal monthly installments of ______$5097.01________ DOLLARS (LINED OUT-commencing___________, 1996,-LINED OUT) payable on the fifteenth (15th) day of the full calendar month following the month for which such payment is due, provided, however, that the first such payment shall be due on the fifteenth day of the nineteenth full calendar month after the Date of Commencement as defined in that certain Umbrella Agreement of even date herewith among Maker, Payee and CTI of New York, Inc. (the "Umbrella Agreement"), and shall relate to the eighteenth such month. Each of such payments except the last shall be subject to the limitation provided for in Section 7 of the Umbrella Agreement , and in the case of the last such payment, that certain deposit referred to in such Section 7 of the Umbrella Agreement shall be applied as therein set forth.

      If this Note is collected by suit or legal proceeding, the Maker agrees to pay the holder hereof the costs and reasonable attorneys fees incurred in the collection hereof.

      It is the intention of the parties hereto to comply with applicable usury laws (now or hereafter enacted); accordingly, notwithstanding any provision to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the maximum amount permitted by such laws. If any such excess of interest is contracted for, charged, taken, reserved or received under this Note or under the terms of any of the documents securing payment hereof or otherwise relating hereto, or in the event that all or part of the principal or interest of this Note shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged, taken, reserved or received under this Note or under any of the instruments securing payment hereof or otherwise relating hereto, this Note or otherwise relating hereto, on the amount of principal actually











                                 EXHIBIT "E"
outstanding from time to time under this Note shall exceed the maximum amount of interest permitted by applicable usury laws, now or hereafter enacted, then in any such event (i) the provisions of this paragraph shall govern and control,
(ii) any such excess which may have been collected at final maturity of said indebtedness either shall be applied as a credit against the then unpaid principal amount hereof or refunded to the Maker at the Payee's option, and
(iii) upon such final maturity, the effective rate of interest shall be automatically reduced to the maximum lawful rate allowed under applicable usury laws as now or hereafter construed by the courts having jurisdiction thereof. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved or received under this Note or under such other documents which are made for the purpose of determining whether such rate exceeds the maximum lawful rate, shall be made, to the extent permitted by law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged, taken, reserved or received from the Maker or otherwise by the Payee in connection with such indebtedness.

      Any check, draft, money order or other instrument given in payment of all or any portion hereof may be accepted by the holder hereof and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the holder hereof except to the extent that actual cash proceeds of such instrument are unconditionally received by the holder and applied to this indebtedness in the manner elsewhere herein provided.

      There shall be no penalty for prepayment or for late payment hereunder, or like defaults; provided, however, that the foregoing shall not be construed as a limitation upon any amounts otherwise due hereunder.

      The legality, enforceability and construction of this Note and the obligations evidenced hereby shall be governed by the law of the State of New York without regard to its law of conflicts of law, or choice of law and, to the extent applicable, by the laws of the United States of America.


                              YONKERS RADIATION MEDICAL PRACTICE, P.C.



                              By:/s/ Daniel Dosoretz
                                 -------------------------------------

                                PROMISSORY NOTE

$750,000                                                     May 14      , 1996
 -------                                                     ------------


      FOR VALUE RECEIVED, the undersigned, YONKERS RADIATION MEDICAL PRACTICE, P.C. maintaining a place of business at 138 South Broadway, Yonkers, New York (hereinafter call the "Maker"), promises to pay to the order of CANCER TREATMENT HOLDINGS, INC., a Nevada corporation, with its principal place of business at 4491 South State Road Seven, Fort Lauderdale, Florida 33314 (hereinafter called the "Payee"), at the Payee's aforementioned address, or at such other place as the Payee may designate in writing to the Maker, in lawful money of the United States of America, the principal sum of SEVEN HUNDRED FIFTY THOUSAND ($750,000) DOLLARS, together with 11-1/4% simple interest calculated on the basis of a 365-day year and the actual number of days elapsed, which principal along with accrued interest thereon shall be paid in sixty-six (66) equal monthly installments of ____$15,291.04________ DOLLARS (LINED OUT- commencing ________, 1996, -LINED OUT) payable on the fifteenth (15th) day of the full calendar month following the month for which such payment is due, provided, however, that the first such payment shall be due on the fifteenth day of the nineteenth full calendar month after the Date of Commencement as defined in that certain Umbrella Agreement dated as of even date herewith among Maker, Payee and CTI of New York, Inc. (the "Umbrella Agreement"), and shall relate to the eighteenth such month. Each of such payments except the last shall be subject to the limitation as provided in Section 7 of the Umbrella Agreement , and in the case of the last such payment, that certain deposit referred to in such Section 7 of the Umbrella Agreement shall be applied as therein set forth and Maker may make the election set forth in such Section 7 not to pay all or any part of the last such payment remaining due after such application.

      If this Note is collected by suit or legal proceeding, the Maker agrees to pay the holder hereof the costs and reasonable attorneys fees incurred in the collection hereof.

      It is the intention of the parties hereto to comply with applicable usury laws (now or hereafter enacted); accordingly, notwithstanding any provision to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the maximum amount permitted by such laws. If any such excess of interest is contracted for, charged, taken, reserved or received under this Note or under the terms of any of the documents securing payment hereof or otherwise relating hereto, or in the event that all or part of the principal or interest of this Note shall be prepaid, so that under any of such circumstances the amount of interest










                                   EXHIBIT "F"
contracted for, charged, taken, reserved or received under this Note or under any of the instruments securing payment hereof or otherwise relating hereto, this Note or otherwise relating hereto, on the amount of principal actually outstanding from time to time under this Note shall exceed the maximum amount of interest permitted by applicable usury laws, now or hereafter enacted, then in any such event (i) the provisions of this paragraph shall govern and control,
(ii) any such excess which may have been collected at final maturity of said indebtedness either shall be applied as a credit against the then unpaid principal amount hereof or refunded to the Maker at the Payee's option, and
(iii) upon such final maturity, the effective rate of interest shall be automatically reduced to the maximum lawful rate allowed under applicable usury laws as now or hereafter construed by the courts having jurisdiction thereof. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved or received under this Note or under such other documents which are made for the purpose of determining whether such rate exceeds the maximum lawful rate, shall be made, to the extent permitted by law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged, taken, reserved or received from the Maker or otherwise by the Payee in connection with such indebtedness.

      Any check, draft, money order or other instrument given in payment of all or any portion hereof may be accepted by the holder hereof and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the holder hereof except to the extent that actual cash proceeds of such instrument are unconditionally received by the holder and applied to this indebtedness in the manner elsewhere herein provided.

      There shall be no penalty for prepayment or for late payment hereunder, or like defaults; provided, however, that the foregoing shall not be construed as a limitation upon any amounts otherwise due hereunder.

      The legality, enforceability and construction of this Note and the obligations evidenced hereby shall be governed by the law of the State of New York without regard to its law of conflicts of law, or choice of law and, to the extent applicable, by the laws of the United States of America.

                              YONKERS RADIATION MEDICAL PRACTICE, P.C.


                              By: /s/Daniel Dosoretz
                                 -------------------------------------